                        SUPPLEMENT DATED AUGUST 1, 2005
                                       TO
                          PROSPECTUS DATED MAY 2, 2005

This supplement is intended to be distributed with the prospectus dated May 2, 2005 for "Wealthmark ML3" variable annuity contracts issued by John Hancock Life Insurance Company of New York.

For applications received on or after August 1, 2005, we are increasing the fee for the optional Annual Step-Up Death Benefit for contracts issued with this benefit. We add the following to the Fee Tables section of the prospectus to reflect this increase:

                        SEPARATE ACCOUNT ANNUAL EXPENSES(A)

Optional Annual Step Death Benefit Fee (for contracts issued               0.20%
with this benefit based upon an application received
on or after August 1, 2005)

TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES (WITH ANNUAL STEP-UP                1.85%
DEATH BENEFIT) FOR CONTRACTS ISSUED WITH THIS BENEFIT,
BASED ON AN APPLICATION RECEIVED ON OR AFTER AUGUST 1, 2005

(A) A daily charge reflected as a percentage of the variable investment accounts unless otherwise noted.

We also revise Example 1, beginning on page 9 of the prospectus, to reflect this increase, as follows:

CURRENTLY OFFERED WEALTHMARK ML3 CONTRACTS. The following example assumes that you invest $10,000 in a contract with the Annual Step-Up Death Benefit and Guaranteed Principal Plus for Life optional riders. The first example also assumes that your investment has a 5% return each year and assumes the maximum annual contract fee and the maximum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

         Example 1: Maximum portfolio operating expenses- Currently offered WEALTHMARK ML3 Contract with optional riders (on or after August 1, 2005):

                                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
If you surrender the contract at the end of the
applicable time period:                                $1,001     $1,744     $2,320    $  4,701
                                                       ------     ------     ------    --------
If you annuitize, or do not surrender the contract
at the end of the applicable time period:              $  454     $1,377     $2,320     $ 4,701
                                                       ------     ------     ------    --------

NYWealthmark ML3-333-83558